Exhibit 10.1

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Letterhead of Wells Fargo Capital Finance, LLC]

June 3, 2014

Mad Catz, Inc.

7480 Mission Valley Road

Suite 101

San Diego, CA

92108

Dear Sirs/Mesdames:

Re:	Fourth Amended and Restated Loan Agreement dated August 1, 2012 (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Loan Agreement”) between Wells Fargo Capital Finance, LLC (“Wells Fargo”), Mad Catz, Inc. (the “Borrower”) and the Obligors party thereto. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Loan Agreement unless stated otherwise.

You have requested that we provide this Agreement to you in order to amend the Loan Agreement.

1.	Amendments to Loan Agreement

(a)	The definition of “Maximum Credit” in Section 1.57 is hereby deleted and replaced with:

“1.57 “Maximum Credit”

“Maximum Credit” shall mean the amount of $25,000,000.”

(b)	The definition of “Reserve Amount” in Section 1.82A is hereby deleted and replaced with:

“1.82A “Reserve Amount”

“Reserve Amount” shall mean $2,000,000 less:

(a)	$500,000 upon receipt by Lender of the quarterly financial statements ending June 30, 2014 pursuant to

Section 8.6(a)(ii) and the determination by Lender that no Default or Event of Default exists; and

(b)	$500,000 upon receipt by Lender of the quarterly financial statements ending September 30, 2014 pursuant to Section 8.6(a)(ii) and the determination by Lender that no Default or Event of Default exists.”

(c)	Section 2.1(a)(ii)(B)(2) is hereby deleted and replaced with:

“(2)	the following amounts during the time periods below (less the amount, if any, determined in accordance with Section 2.1(a)(ii)(C) and (D) below);

Monthly Periods Each Year	Amount
April, May and June	$7,500,000
July	$8,500,000
August and September	$9,000,000
October and November	$11,500,000
December	$9,000,000
January	$8,500,000
February and March	$8,000,000

(d)	Section 8.8(e) (Encumbrances) is hereby deleted and replaced with:

“(e) purchase money security interests in Equipment (including capital leases) and purchase money mortgages on real estate not to exceed, individually, $250,000 (except that such amount shall be $500,000 for the 2015 fiscal year of Borrower) and, in the aggregate, $1,000,000 at anytime outstanding for Borrower and Obligors so long as such security interests and mortgages do not apply to any assets or property of Borrower or any Obligor other than the Equipment or real estate so acquired, and the indebtedness secured thereby does not exceed the cost of the Equipment or real estate so acquired, as the case may be;”

(e)	Section 8.13 (Fixed Charge Coverage Ratio) is hereby deleted and replaced with:

“8.13 “Fixed Charge Coverage Ratio”

Intentionally deleted.”

(f)	Section 8.20 (Software Expenditure) is hereby amended by replacing “$5,000,000” therein with “$500,000”.

(g)	Section 8.24 (EBITDA) is hereby deleted and replaced with:

“8.24	“EBITDA”

MCII shall maintain consolidated EBITDA of not less than the amounts set forth below calculated on a rolling 12 month basis and at the end of the months set forth below:

Month	EBITDA
June 2014	[***]
July 2014	[***]
August 2014	[***]
September 2014	[***]
October 2014	[***]
November 2014	[***]
December 2014	[***]
January 2015	[***]
February 2015	[***]
March 2015	[***]
April 2015	[***]
May 2015	[***]
June 2015	[***]

(h)	This Agreement is an amendment to the Loan Agreement. Unless the context of this Agreement otherwise requires, the Loan Agreement and this Agreement shall be read together and shall have effect as if the provisions of the Loan Agreement and this Agreement were contained in one agreement. The term “Agreement” when used in the Loan Agreement means the Loan Agreement as amended by this Agreement, together with all amendments, modifications, supplements, extensions, renewals, restatements and replacements thereof from time to time.

(i)	Nothing in this Agreement when read together with this Agreement, shall constitute a novation, payment, re-advance or reduction or termination in respect of any Obligations.

2.	Representations and Warranties

In order to induce Wells Fargo to enter into this Agreement, the Borrower and each Obligor represent and warrant to Wells Fargo as follows, which representations and warranties shall survive the execution and delivery of this Agreement:

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(a)	after giving effect to this Agreement:

(i)	all of the representations and warranties in the Loan Agreement and the other Financing Agreements are true and correct as of the date hereof;

(ii)	each of the Borrower and the Obligors is in compliance with all the covenants contained in the Loan Agreement and the other Financing Agreements;

(iii)	no Default or Event of Default exists or is continuing;

(b)	the execution, delivery and performance of this Agreement and the transactions contemplated hereunder are all within the Borrower’s and each Obligor’s corporate powers, have been duly authorized and are not in contravention of law or the terms of the Borrower’s or each Obligor’s certificate of incorporation, by-laws or other organizational documentation, or any indenture, agreement or undertaking to which the Borrower or an Obligor is a party or by which the Borrower’s or an Obligor’s property is bound;

(c)	each of the Borrower and the Obligors have duly executed and delivered this Agreement; and

(d)	this Agreement constitutes a legal, valid and binding obligation of the Borrower and each Obligor, enforceable against them by Wells Fargo in accordance with the terms of this Agreement.

3.	General

(a)	The Loan Agreement, as amended by this Agreement, shall continue in full force and effect and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for herein.

(b)	It is agreed and confirmed that after giving effect to this Agreement, all security and guarantees delivered by the Borrower and each Obligor secures the payment and performance of all of the Obligations including, without limitation, the obligations, liabilities and indebtedness arising under the Loan Agreement.

(c)	The Borrower and each Obligor shall execute and deliver such documents and take such actions as may be necessary or desirable by Wells Fargo to give effect to the provisions and purposes of this Agreement, all at the expense of the Borrower and each Obligor.

(d)	The Borrower and each Obligor shall pay all fees, expenses and disbursements including, without limitation, legal fees, incurred by or payable to Wells Fargo in connection with the preparation, negotiation, execution, delivery, review and enforcement of this Agreement and all other documents and instruments arising therefrom and/or executed in connection therewith.

(e)	The Borrower agrees to pay Wells Fargo a $25,000 amendment fee earned and payable on the date hereof.

(f)	This Agreement may be executed and delivered by facsimile or pdf and in any number of counterparts, each of which when so executed and delivered is an original and all of which taken together constitute one and the same instrument.

(g)	This Agreement shall be governed by the laws of the State of Illinois.

(h)	This Agreement is a Financing Agreement.

If the foregoing correctly sets out our agreement, please indicate your acceptance of the terms and conditions of this Agreement by signing below and returning an executed copy to us by no later than 5:00 p.m. (PST) on June     , 2014 after which time, if not accepted by all of you, this Agreement shall be null and void.

Yours truly,

WELLS FARGO CAPITAL FINANCE, LLC

Per:	/s/ PHILLIP GOESSLER
Name: Title:	Phillip Goessler Vice President

Agreed this 4th day of June 2014.

MAD CATZ, INC.		MAD CATZ INTERACTIVE, INC.

Per:	/s/ DARREN RICHARDSON	Per:	/s/ DARREN RICHARDSON
Name: Title:	Darren Richardson President & CEO	Name: Title:	Darren Richardson President & CEO

1328158 ONTARIO INC.		WINKLER ATLANTIC HOLDINGS LIMITED

Per:	/s/ DARREN RICHARDSON	Per:	/s/ DARREN RICHARDSON
Name: Title:	Darren Richardson Director	Name: Title:	Darren Richardson Director

MAD CATZ EUROPE LIMITED		MAD CATZ INTERACTIVE ASIA LIMITED

Per:	/s/ BRIAN ANDERSEN	Per:	/s/ DARREN RICHARDSON
Name: Title:	Brian Andersen COO	Name: Title:	Darren Richardson Director

FX UNLIMITED, INC.		MAD CATZ GMBH

Per:	/s/ DARREN RICHARDSON	Per:	/s/ MARTIN EBERLE
Name: Title:	Darren Richardson President & CEO	Name: Title:	Martin Eberle Geschaftsfuhrer

SAITEK, S.A.		MAD CATZ TECHNOLOGICAL DEVELOPMENT (SHENZHEN) CO., LTD.

Per:	/s/ OLIVIER VOIRIN	Per:	/s/ CHEUNG HING TIM (NICHOLAS)
Name: Title:	Olivier Voirin President	Name: Title:	Cheung Hing Tim (Nicholas) Legal Representative

MAD CATZ CO., LTD.

Per:	/s/ TAKETOSHI MATSUURA
Name: Title:	Taketoshi Matsuura Representative Director, President